                                                                    EXHIBIT 10.1

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                                            Media Contact:    Sabrena E. Tufts
                                                              441.294.6377

                                            Investor Contact: Jonathan J.R. Dodd
                                                              441.294.6355

                    QUANTA ANNOUNCES BOARD OF DIRECTORS MOVES

HAMILTON, Bermuda--July 26, 2006--Quanta Capital Holdings Ltd. (NASDAQ: QNTA)
announced today that it accepted the resignation of Michael J. Murphy as an officer, as Deputy Chairman and a member of the Board of Directors. Robert
Lippincott III, the Company's Interim Chief Executive Officer and a director has been named to fill Mr. Murphy's Board role as Deputy Chairman.

Quanta also announced that the Board of Directors appointed Susan Fleming
Cabrera to the Board. Ms. Cabrera is an executive consultant and educator in the fields of insurance and corporate finance. She is also an experienced private equity investor in the insurance industry, serving as a Partner of Capital Z
Financial Services Partners until December 2003. Prior to joining Capital Z,
Mrs. Cabrera served as Vice President of Insurance Partners, L.P. and was an
investment banker in the Mergers and Acquisitions Financial Institutions Group
at Morgan Stanley & Co. Ms. Cabrera is currently a member of the board of directors of Ceres Group Inc. and previously served on the boards of directors of PXRE Group, Ltd. and Universal American Financial Group.

James J. Ritchie, the Company's Chairman commented "I welcome Susan to our
Board. Her wealth of insurance finance experience, her excellent analytical skills and her energy will serve Quanta and its shareholders well. On behalf of the Board, I am pleased that she agreed to join us."

About Quanta Capital Holdings Ltd.

Quanta Capital Holdings Ltd., a Bermuda holding company, operates its Lloyd's syndicate in London and its environmental consulting business through
Environmental Strategies Consulting (ESC) in the United States. The Company is
in the process of running off its remaining business lines. The Company maintains offices in Bermuda, the United Kingdom, Ireland and the United States.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law, which reflect the
Company's current views with respect to future events and financial performance.
Statements which include the words "believes," "expects," "intends,"
"estimates," "projects," "predicts," "assumes," "anticipates," "plans," and
"seeks" and comparable terms of a future or forward-looking nature identify forward-looking statements in form for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the
Private Securities Litigation Reform Act of 1995. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These include, but are not limited to, the Company's ability to effectively implement and manage the run-off of its business lines; unfavorable claims experience related to the run-off of the Company's business lines; the effect of a further default under the Company's credit facility;

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the ability of the Company to pay dividends to the holders of the series A preferred and common shares; the Company's analysis of its business lines and internal operations and identification of steps it should take to preserve shareholder value; the Company's inability to attract, integrate and retain members of its management team and key employees; implementation of any changes based on the Company's analysis of its business, the run-off of its business or any strategic alternatives, which involves substantial uncertainties and risks that may result in unforeseen expenses and costs; the Company's loss estimates relating to its exposure to Hurricanes Katrina, Rita and Wilma are preliminary and the actual amount of losses may vary significantly from its estimates based on such data; the failure to remedy any weakness found in the Company's evaluations of controls required by Section 404 of the Sarbanes-Oxley Act of
2002; large aggregate exposures in certain lines of business; the failure of any of the loss limitation methods; competition; other rating agency actions;
uncertainties in the Company's reserving process; a change in the Company's tax status; acceptance of the Company's products that the Company continues to offer; the availability of reinsurance or retrocessional coverage; changes in accounting policies; changes in general economic conditions; the Company's limited operating history; risks relating to reliance on program managers; the
Company's inability to maintain or enter into adequate credit facilities and other factors detailed in the Company's filings with the U.S. Securities and
Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.